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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors

GenVec, Inc.:

        We consent to the use of our report incorporated by reference herein and to the reference to our firm under the caption "Experts" in the prospectus and registration statement.

/s/ KPMG LLP

Baltimore, MD

December 18, 2002

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  Exhibit 23.1